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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of Amendment No. 3 of the Registration Statement on Form S-3 (No. 333-00638) of Resource Bancshares Mortgage Group, Inc. of our report dated February 3, 1997 appearing on page 56 of the 1996 Annual Report to Shareholders of Resource Bancshares Mortgage Group, Inc. which is incorporated in this Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Columbia, South Carolina
March 25, 1997





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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-87536) of Resource Bancshares Mortgage Group, Inc. of our report dated February 3, 1997 appearing on page 56 of the 1996 Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP

Columbia, South Carolina
March 25, 1997